                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA


In re:  Netcentives, Inc.                         Case No.      01-32597-DM-11
        Post Communications, Inc.                             -----------------
        MaxMiles, Inc.                                          01-32620-SFM11
                                                  CHAPTER 11    01-32621-DM-11
                                                  MONTHLY OPERATING REPORT
                                                  (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

        MONTH ENDED:    Oct-01                  PETITION DATE:     10/05/01
                     ------------                              -----------------

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
        Dollars reported in    $1
                               --

2.      Asset and Liability Structure                                       End of Current       End of Prior        As of Petition
                                                                                                 ------------
                                                                                Month               Month                Filing
                                                                                -----               -----                ------
        a.  Current Assets                                                   $ 8,963,354
                                                                         ----------------       --------------     -----------------
        b.  Total Assets                                                     $16,969,714                                $23,813,294
                                                                         ----------------       --------------     -----------------
        c.  Current Liabilities                                              $   552,664
                                                                         ----------------       --------------     -----------------
        d.  Total Liabilities                                                $29,228,033                                $ 7,964,178
                                                                         ----------------       --------------     -----------------
                                                                                                                       Cumulative
3.      Statement of Cash Receipts & Disbursements for Month               Current Month          Prior Month        (Case to Date)
                                                                           -------------          -----------        --------------
        a.  Total Receipts                                                   $1,520,182                                  $1,520,182
                                                                         ----------------       --------------     -----------------
        b.  Total Disbursements                                              $1,125,255                                  $1,125,255
                                                                         ----------------       --------------     -----------------
        c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)       $  394,927                    $0            $  394,927
                                                                         ----------------       --------------     -----------------
        d.  Cash Balance Beginning of Month                                  $3,331,091                                  $3,331,091
                                                                         ----------------       --------------     -----------------
        e.  Cash Balance End of Month (c + d)                                $3,726,018                    $0            $3,726,018
                                                                         ----------------       --------------     -----------------
                                                                                                                       Cumulative
                                                                           Current Month          Prior Month        (Case to Date)
                                                                           -------------          -----------        --------------
4.      Profit/(Loss) from the Statement of Operations                      ($1,950,126)                               ($1,950,126)
                                                                         ----------------       --------------     -----------------
5.      Account Receivables (Pre and Post Petition)                          $3,181,677
                                                                         ----------------       --------------
6.      Post-Petition Liabilities                                            $  552,664
                                                                         ----------------       --------------
7.      Past Due Post-Petition Account Payables (over 30 days)               $        0
                                                                         ----------------       --------------

At the end of this reporting month:                                                                 Yes                     No
                                                                                                    ---                     --
8.      Have any payments been made on pre-petition debt, other than payments in the normal                               X
                                                                                               --------------      -----------------
        course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)
9.      Have any payments been made to professionals?  (if yes, attach listing including
        date of payment, amount of payment and name of payee)                                        X                     X
                                                                                               --------------      -----------------
10.     If the answer is yes to 8 or 9, were all such payments approved by the court?                X
                                                                                               --------------      -----------------
11.     Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and
        name of payee)                                                                                                     X
                                                                                               --------------      -----------------
12.     Is the estate insured for replacement cost of assets and for general liability?              X
                                                                                               --------------      -----------------
13.     Are a plan and disclosure statement on file?                                                                       X
                                                                                               --------------      -----------------
14.     Was there any post-petition borrowing during this reporting period?                                                X
                                                                                               --------------      -----------------

15.     Check if paid: Post-petition taxes  X ;        U.S. Trustee Quarterly Fees___; Check if filing is current for: Post-petition
                                           ---
        tax reporting and tax returns:      X .
                                           ---

        (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: __________________               ________________________________________
                                       Responsible Individual

                             STATEMENT OF OPERATIONS
                             (General Business Case)
                          For the Month Ended 10/31/01
                                             ----------------

                         Current Month
----------------------------------------------------------------
                                                                                                        Cumulative     Next Month
      Actual        Forecast        Variance                                                          (Case to Date)    Forecast
      ------        --------        --------                                                           ------------     --------
                                                     Revenues:
     $2,052,212                     $2,052,212    1   Gross Sales                                        $2,052,212      $1,333,000
----------------  -----------  ----------------                                                       --------------   -------------
                                    $        0    2   less: Sales Returns & Allowances
----------------  -----------  ----------------                                                       --------------   -------------
     $2,052,212           $0        $2,052,212    3   Net Sales                                          $2,052,212      $1,333,000
----------------  -----------  ----------------                                                       --------------   -------------
     $  928,923                      ($928,923)   4   less: Cost of Goods Sold      (Schedule 'B')       $  928,923      $  400,000
----------------  -----------  ----------------                                                       --------------   -------------
     $1,123,289           $0        $1,123,289    5   Gross Profit                                       $1,123,289      $  933,000
----------------  -----------  ----------------                                                       --------------   -------------
     $    8,073                     $    8,073    6   Interest                                           $    8,073
----------------  -----------  ----------------                                                       --------------   -------------
                                    $        0    7   Other Income:
----------------  -----------  ----------------                          ---------------------------  --------------   -------------
                                    $        0    8
----------------  -----------  ----------------     ------------------------------------------------  --------------   -------------
                                    $        0    9
----------------  -----------  ----------------     ------------------------------------------------  --------------   -------------

     $1,131,362           $0        $1,131,362   10       Total Revenues                                 $1,131,362      $  933,000
----------------  -----------  ----------------                                                       --------------   -------------

                                                     Expenses:
                                    $        0   11   Compensation to Owner(s)/Officer(s)
----------------  -----------  ----------------                                                       --------------   -------------
     $  737,462                      ($737,462)  12   Salaries                                           $  737,462      $  700,000
----------------  -----------  ----------------                                                       --------------   -------------
                                    $        0   13   Commissions
----------------  -----------  ----------------                                                       --------------   -------------
                                    $        0   14   Contract Labor
----------------  -----------  ----------------                                                       --------------   -------------
                                                      Rent/Lease:
     $    1,431                        ($1,431)  15     Personal Property                                $    1,431
----------------  -----------  ----------------                                                       --------------   -------------
     $  630,895                      ($630,895)  16     Real Property                                    $  630,895      $  300,000
----------------  -----------  ----------------                                                       --------------   -------------
     $   43,322                       ($43,322)  17   Insurance                                          $   43,322      $   40,000
----------------  -----------  ----------------                                                       --------------   -------------
                                    $        0   18   Management Fees
----------------  -----------  ----------------                                                       --------------   -------------
     $  643,561                      ($643,561)  19   Depreciation                                       $  643,561      $  650,000
----------------  -----------  ----------------                                                       --------------   -------------
                                                      Taxes:
     $   31,359                       ($31,359)  20     Employer Payroll Taxes                           $   31,359      $   30,000
----------------  -----------  ----------------                                                       --------------   -------------
                                    $        0   21     Real Property Taxes
----------------  -----------  ----------------                                                       --------------   -------------
     $   40,689                       ($40,689)  22     Other Taxes                                      $   40,689
----------------  -----------  ----------------                                                       --------------   -------------
                                    $        0   23   Other Selling
----------------  -----------  ----------------                                                       --------------   -------------
     $  171,084                      ($171,084)  24   Other Administrative                               $  171,084      $  150,000
----------------  -----------  ----------------                                                       --------------   -------------
                                    $        0   25   Interest
----------------  -----------  ----------------                                                       --------------   -------------
                                    $        0   26   Other Expenses:
----------------  -----------  ----------------                          ---------------------------  --------------   -------------
     $  784,293                      ($784,293)  27 Amortization of Intangibles                          $  784,293      $  780,000
----------------  -----------  ----------------     ------------------------------------------------  --------------   -------------
     $   12,832                       ($12,832)  28 Workers Compensation                                 $   12,832      $   12,000
----------------  -----------  ----------------     ------------------------------------------------  --------------   -------------
       ($15,440)                    $   15,440   29 Other Expenses                                         ($15,440)
----------------  -----------  ----------------     ------------------------------------------------  --------------   -------------
                                    $        0   30
----------------  -----------  ----------------     ------------------------------------------------  --------------   -------------
                                    $        0   31
----------------  -----------  ----------------     ------------------------------------------------  --------------   -------------
                                    $        0   32
----------------  -----------  ----------------     ------------------------------------------------  --------------   -------------
                                    $        0   33
----------------  -----------  ----------------     ------------------------------------------------  --------------   -------------
                                    $        0   34
----------------  -----------  ----------------     ------------------------------------------------  --------------   -------------

     $3,081,488           $0       ($3,081,488)  35       Total Expenses                                 $3,081,488      $2,662,000
----------------  -----------  ----------------                                                       --------------   -------------

    ($1,950,126)          $0       ($1,950,126)  36 Subtotal                                            ($1,950,126)    ($1,729,000)
----------------  -----------  ----------------                                                       --------------   -------------

                                                    Reorganization Items:
                                    $        0   37 Professional Fees
----------------  -----------  ----------------                                                       --------------   -------------
                                    $        0   38 Provisions for Rejected Executory Contracts
----------------  -----------  ----------------                                                       --------------   -------------
                                    $        0   39 Interest Earned on Accumulated Cash from
----------------  -----------  ----------------                                                       --------------   -------------
                                                    Resulting Chp 11 Case
                                    $        0   40 Gain or (Loss) from Sale of Equipment
----------------  -----------  ----------------                                                       --------------   -------------
                                    $        0   41 U.S. Trustee Quarterly Fees
----------------  -----------  ----------------                                                       --------------   -------------
                                    $        0   42
----------------  -----------  ----------------     ------------------------------------------------  --------------   -------------

     $        0           $0        $        0   43        Total Reorganization Items                    $        0      $        0
----------------  -----------  ----------------                                                       --------------   -------------
    ($1,950,126)          $0       ($1,950,126)  44 Net Profit (Loss) Before Federal & State Taxes      ($1,950,126)    ($1,729,000)
----------------  -----------  ----------------                                                       --------------   -------------
                                    $        0   45 Federal & State Income Taxes
----------------  -----------  ----------------                                                       --------------   -------------

    ($1,950,126)          $0       ($1,950,126)  46 Net Profit (Loss)                                   ($1,950,126)    ($1,729,000)
================  ===========  ================                                                       ==============   =============

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                                        BALANCE SHEET
                                                   (General Business Case)
                                                     For the Month Ended       10/31/01
                                                                        ----------------------

     Assets
                                                                             From Schedules             Market Value
                                                                             --------------             ------------
       Current Assets

 1          Cash and cash equivalents - unrestricted                                                            $ 3,281,209
                                                                                                 ---------------------------
 2          Cash and cash equivalents - restricted                                                              $   444,809
                                                                                                 ---------------------------
 3          Accounts receivable (net)                                               A                           $ 3,181,677
                                                                                                 ---------------------------
 4          Inventory                                                               B                           $         0
                                                                                                 ---------------------------
 5          Prepaid expenses                                                                                    $ 2,055,660
                                                                                                 ---------------------------
 6          Professional retainers
                                                                                                 ---------------------------
 7          Other:
                    ------------------------------------------------------                       ---------------------------
 8
            --------------------------------------------------------------                       ---------------------------

 9                  Total Current Assets                                                                        $ 8,963,354
                                                                                                 ---------------------------
       Property and Equipment (Market Value)

10          Real property                                                           C                           $         0
                                                                                                 ---------------------------
11          Machinery and equipment                                                 D                           $   400,000
                                                                                                 ---------------------------
12          Furniture and fixtures                                                  D                           $   200,000
                                                                                                 ---------------------------
13          Office equipment                                                        D                           $   150,000
                                                                                                 ---------------------------
14          Leasehold improvements                                                  D                           $         0
                                                                                                 ---------------------------
15          Software                                                                D                           $   120,000
                                                                                                 ---------------------------
16          Capitalized R&D                                                         D                           $         0
                    ------------------------------------------------------                       ---------------------------
17          Other                                                                   D                           $         0
            --------------------------------------------------------------                       ---------------------------
18                                                                                  D
            --------------------------------------------------------------                       ---------------------------
19                                                                                  D
            --------------------------------------------------------------                       ---------------------------
20                                                                                  D
            --------------------------------------------------------------                       ---------------------------

21                  Total Property and Equipment                                                                $   870,000
                                                                                                 ---------------------------
       Other Assets

22          Loans to shareholders
                                                                                                 ---------------------------
23          Loans to affiliates
                                                                                                 ---------------------------
24          Goodwill, Patents, Investment in Subs                                                               $ 4,510,000
            --------------------------------------------------------------                       ---------------------------
25          Marketable Securities - Valuestar                                                                   $     4,217
            --------------------------------------------------------------                       ---------------------------
26          Investment in CLN KK Joint Venture                                                                  $         0
            --------------------------------------------------------------                       ---------------------------
27          Deposits                                                                                            $ 2,622,143
            --------------------------------------------------------------                       ---------------------------
28                  Total Other Assets                                                                          $ 7,136,360
                                                                                                 ---------------------------
29                  Total Assets                                                                                $16,969,714
                                                                                                 ===========================
     NOTE:

            Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.
            MARKET VALUE OF PROPERTY, EQUIPMENT AND GOODWILL/PATENTS BASED ON RESULTS OF BANKRUPTCY ASSET AUCTION HELD ON 11/15/01

                             Liabilities and Equity
                             (General Business Case)

     Liabilities From Schedules


          Post-Petition

               Current Liabilities


30                     Salaries and wages
                                                                                                        ---------------------------
31                     Payroll taxes
                                                                                                        ---------------------------
32                     Real and personal property taxes
                                                                                                        ---------------------------
33                     Income taxes
                                                                                                        ---------------------------
34                     Sales taxes
                                                                                                        ---------------------------
35                     Notes payable (short term)
                                                                                                        ---------------------------
36                     Accounts payable (trade)                                        A                            $      552,664
                                                                                                        ---------------------------
37                     Real property lease arrearage
                                                                                                        ---------------------------
38                     Personal property lease arrearage
                                                                                                        ---------------------------
39                     Accrued professional fees
                                                                                                        ---------------------------
40                     Current portion of long-term post-petition debt (due within 12 months)
                                                                                                        ---------------------------

41                     Other:     -------------------------------------------                           ---------------------------

42                     ------------------------------------------------------                           ---------------------------

43                     ------------------------------------------------------                           ---------------------------

44                     Total Current Liabilities                                                                    $      552,664
                                                                                                        ---------------------------
45             Long-Term Post-Petition Debt, Net of Current Portion
                                                                                                        ---------------------------
46                     Total Post-Petition Liabilities                                                              $      552,664
                                                                                                        ---------------------------

          Pre-Petition Liabilities (allowed amount)

47                     Secured claims                                                  F                            $    2,081,810
                                                                                                        ---------------------------
48                     Priority unsecured claims                                       F                            $      130,387
                                                                                                        ---------------------------
49                     General unsecured claims                                        F                            $   26,463,171
                                                                                                        ---------------------------

50                     Total Pre-Petition Liabilities                                                               $   28,675,369
                                                                                                        ---------------------------

51                     Total Liabilities                                                                            $   29,228,033
                                                                                                        ---------------------------

     Equity (Deficit)


52             Retained Earnings/(Deficit) at time of filing (10/05/01)                                              ($590,478,677)
                                                                                                        ---------------------------
53             Capital Stock                                                                                        $       43,920
                                                                                                        ---------------------------
54             Additional paid-in capital                                                                           $  629,197,414
                                                                                                        ---------------------------
55             Cumulative profit/(loss) since filing of case                                                           ($1,950,126)
                                                                                                        ---------------------------
56             Post-petition contributions/(distributions) or (draws)                                               $            0
                                                                                                        ---------------------------
57             Deferred Stock Compensation                                                                             ($2,868,357)
                      -------------------------------------------------------                           ---------------------------
58             Market value adjustment                                                                                ($46,202,492)
                                                                                                        ---------------------------

59                     Total Equity (Deficit)                                                                         ($12,258,319)
                                                                                                        ---------------------------

60   Total Liabilities and Equity (Deficit)                                                                         $   16,969,714
                                                                                                        ===========================

                         SCHEDULES TO THE BALANCE SHEET
                             (General Business Case)


                                   Schedule A

                      Accounts Receivable and (Net) Payable

                                                                    Accounts Receivable        Accounts Payable       Past Due
Receivables and Payables Agings                                   [Pre and Post Petition]      [Post Petition]   Post Petition Debt
                                                                  -----------------------      ---------------   ------------------
     0 -30 Days                                                                 $  798,459             $552,664
                                                                 -------------------------- --------------------
     31-60 Days                                                                 $  695,287
                                                                 -------------------------- --------------------
     61-90 Days                                                                 $1,107,974                                $      0
                                                                 -------------------------- -------------------- ------------------
     91+ Days                                                                   $1,884,004
                                                                 -------------------------- --------------------
     Total accounts receivable/payable                                          $4,485,724             $552,664
                                                                 -------------------------- ====================
     Allowance for doubtful accounts                                            $1,304,047
                                                                 --------------------------
     Accounts receivable (net)                                                  $3,181,677
                                                                 ==========================


                                                             Schedule B
                                                    Inventory/Cost of Goods Sold
Types and Amount of Inventory(ies)                               Cost of Goods Sold
----------------------------------                               ------------------

                                             Inventory(ies)
                                               Balance at
                                              End of Month       Inventory Beginning of Month
                                              ------------
                                                                                                                 ------------------
                                                                 Add -
     Retail/Restaurants -                                          Net purchase
                                                                                                                 ------------------
       Product for resale                                          Direct labor
                                         ----------------------                                                  ------------------
                                                                   Manufacturing overhead
                                                                                                                 ------------------
     Distribution -                                                Freight in
                                                                                                                 ------------------
       Products for resale                                         Other:
                                         ----------------------                                                  ------------------

                                                                 ----------------------------------------------- ------------------

     Manufacturer -
                                                                 ----------------------------------------------- ------------------
       Raw Materials
                                         ----------------------
       Work-in-progress                                          Less -
                                         ----------------------
       Finished goods                                              Inventory End of Month
                                         ----------------------                                                  ------------------
                                                                   Shrinkage
                                                                                                                 ------------------
     Other - Explain                                               Personal Use
                                         ----------------------                                                  ------------------
     ------------------------------------
                                                                 Cost of Goods Sold                                       $928,923
     ------------------------------------                                                                        ==================
         TOTAL                                              $0
                                         ======================

     Method of Inventory Control                                 Inventory Valuation Methods

     Do you have a functioning perpetual inventory system?       Indicate by a checkmark method of inventory used.
                 Yes           No
                     ------       -------
     How often do you take a complete physical inventory?        Valuation methods -
                                                                   FIFO cost
                                                                                                                ---
       Weekly                                                      LIFO cost
                           -------                                                                              ---
       Monthly                                                     Lower of cost or market
                           -------                                                                              ---
       Quarterly                                                   Retail method
                           -------                                                                              ---
       Semi-annually                                               Other
                           -------                                                                              ---
       Annually                                                     Explain
                           -------
Date of last physical inventory was
                                         ----------------------  ------------------------------------------------------------------

                                                                 ------------------------------------------------------------------
Date of next physical inventory is
                                         ----------------------  ------------------------------------------------------------------

                                                             Schedule C
                                                            Real Property

Description                                                                              Cost                   Market Value
                                                                                         ----                   ------------
       ----------------------------------------------------------                 --------------------    -------------------------

       ----------------------------------------------------------                 --------------------    -------------------------

       ----------------------------------------------------------                 --------------------    -------------------------

       ----------------------------------------------------------                 --------------------    -------------------------

       ----------------------------------------------------------                 --------------------    -------------------------

       ----------------------------------------------------------                 --------------------    -------------------------
       Total                                                                              $         0                     $      0
                                                                                  ====================    =========================

                                                             Schedule D
                                                      Other Depreciable Assets

Description                                                                              Cost                   Market Value
                                                                                         ----                   ------------
Machinery & Equipment -
       Computer Equipment                                                                 $17,008,745                     $400,000
       ----------------------------------------------------------                 --------------------    -------------------------

       ----------------------------------------------------------                 --------------------    -------------------------

       ----------------------------------------------------------                 --------------------    -------------------------

       ----------------------------------------------------------                 --------------------    -------------------------
       Total                                                                              $17,008,745                     $400,000
                                                                                  ====================    =========================

Furniture & Fixtures -
       Furniture                                                                          $ 3,040,687                     $200,000
       ----------------------------------------------------------                 --------------------    -------------------------

       ----------------------------------------------------------                 --------------------    -------------------------

       ----------------------------------------------------------                 --------------------    -------------------------

       ----------------------------------------------------------                 --------------------    -------------------------
       Total                                                                              $ 3,040,687                     $200,000
                                                                                  ====================    =========================

Office Equipment -
       Office Equipment                                                                   $ 2,699,701                     $150,000
       ----------------------------------------------------------                 --------------------    -------------------------

       ----------------------------------------------------------                 --------------------    -------------------------

       ----------------------------------------------------------                 --------------------    -------------------------
       Total                                                                              $ 2,699,701                     $150,000
                                                                                  ====================    =========================

Leasehold Improvements -
       Leasehold Improvements                                                             $ 9,161,007                     $      0
       ----------------------------------------------------------                 --------------------    -------------------------

       ----------------------------------------------------------                 --------------------    -------------------------

       ----------------------------------------------------------                 --------------------    -------------------------

       ----------------------------------------------------------                 --------------------    -------------------------
       Total                                                                              $ 9,161,007                     $      0
                                                                                  ====================    =========================

Other -
       Software                                                                           $ 4,738,973                     $120,000
       ----------------------------------------------------------                 --------------------    -------------------------
       Capitalized R&D                                                                    $18,063,213                     $      0
       ----------------------------------------------------------                 --------------------    -------------------------
       Other                                                                              $   323,807                     $      0
       ----------------------------------------------------------                 --------------------    -------------------------

       ----------------------------------------------------------                 --------------------    -------------------------
       Total                                                                              $23,125,994                     $120,000
                                                                                  ====================    =========================

                                                           Schedule E
                                                  Aging of Post-Petition Taxes
                                          (As of End of the Current Reporting Period)

Taxes Payable                                0-30 Days          31-60 Days         61-90 Days        91+ Days          Total
                                             ---------          ----------         ----------        --------          -----
Federal
     Income Tax Withholding                                                                                                     $0
                                          ------------------ ------------------- ----------------- --------------- ----------------
     FICA - Employee                                                                                                            $0
                                          ------------------ ------------------- ----------------- --------------- ----------------
     FICA - Employer                                                                                                            $0
                                          ------------------ ------------------- ----------------- --------------- ----------------
     Unemployment (FUTA)                                                                                                        $0
                                          ------------------ ------------------- ----------------- --------------- ----------------
     Income                                                                                                                     $0
                                          ------------------ ------------------- ----------------- --------------- ----------------
     Other (Attach List)                                                                                                        $0
                                          ------------------ ------------------- ----------------- --------------- ----------------
Total Federal Taxes                                      $0                  $0                $0              $0               $0
                                          ------------------ ------------------- ----------------- --------------- ----------------
State and Local
     Income Tax Withholding                                                                                                     $0
                                          ------------------ ------------------- ----------------- --------------- ----------------
     Unemployment (UT)                                                                                                          $0
                                          ------------------ ------------------- ----------------- --------------- ----------------
     Disability Insurance (DI)                                                                                                  $0
                                          ------------------ ------------------- ----------------- --------------- ----------------
     Empl. Training Tax (ETT)                                                                                                   $0
                                          ------------------ ------------------- ----------------- --------------- ----------------
     Sales                                                                                                                      $0
                                          ------------------ ------------------- ----------------- --------------- ----------------
     Excise                                                                                                                     $0
                                          ------------------ ------------------- ----------------- --------------- ----------------
     Real property                                                                                                              $0
                                          ------------------ ------------------- ----------------- --------------- ----------------
     Personal property                                                                                                          $0
                                          ------------------ ------------------- ----------------- --------------- ----------------
     Income                                                                                                                     $0
                                          ------------------ ------------------- ----------------- --------------- ----------------
     Other (Attach List)                                                                                                        $0
                                          ------------------ ------------------- ----------------- --------------- ----------------
Total State & Local Taxes                                $0                  $0                $0              $0               $0
                                          ------------------ ------------------- ----------------- --------------- ----------------
Total Taxes                                              $0                  $0                $0              $0               $0
                                          ================== =================== ================= =============== ================


                                                          Schedule F
                                                   Pre-Petition Liabilities

                                                                                           Claimed         Allowed
List Total Claims For Each Classification -                                                Amount         Amount (b)
-------------------------------------------                                                ------         ----------
     Secured claims  (a)                                                                  $ 2,081,810     $ 2,081,810
                                                                                     ----------------- ---------------
     Priority claims other than taxes
                                                                                     ----------------- ---------------
     Priority tax claims                                                                  $   130,387     $   130,387
                                                                                     ----------------- ---------------
     General unsecured claims                                                             $26,463,171     $26,463,171
                                                                                     ----------------- ---------------

     (a)  List total amount of claims even it under secured.
     (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                                            Schedule G
                                                   Rental Income Information
                                            Not applicable to General Business Cases

                                                            Schedule H
                                          Recapitulation of Funds Held at End of Month

                                               Account 1          Account 2          Account 3        Account 4
                                               ---------          ---------          ---------        ---------
Bank
                                          ------------------ ------------------- ----------------- ---------------
Account Type
                                          ------------------ ------------------- ----------------- ---------------
Account No.
                                          ------------------ ------------------- ----------------- ---------------
Account Purpose
                                          ------------------ ------------------- ----------------- ---------------
Balance, End of Month
                                          ------------------ ------------------- ----------------- ---------------
Total Funds on Hand for all Accounts                     $0
                                          ==================

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                                           STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                                         Increase/(Decrease) in Cash and Cash Equivalents
                                                  For the Month Ended    10/31/01
                                                                      ----------------

                                                                                        Actual                    Cumulative
                                                                                    Current Month               (Case to Date)
                                                                                    -------------               --------------
   Cash Receipts

1         Rent/Leases Collected
                                                                                -----------------------      ----------------------
2         Cash Received from Sales                                                         $ 1,520,182                 $ 1,520,182
                                                                                -----------------------      ----------------------
3         Interest Received
                                                                                -----------------------      ----------------------
4         Borrowings
                                                                                -----------------------      ----------------------
5         Funds from Shareholders, Partners, or Other Insiders
                                                                                -----------------------      ----------------------
6         Capital Contributions
                                                                                -----------------------      ----------------------
7
          ----------------------------------------------------------------      -----------------------      ----------------------
8
          ----------------------------------------------------------------      -----------------------      ----------------------
9
          ----------------------------------------------------------------      -----------------------      ----------------------
10
          ----------------------------------------------------------------      -----------------------      ----------------------
11
          ----------------------------------------------------------------      -----------------------      ----------------------
12              Total Cash Receipts                                                        $ 1,520,182                 $ 1,520,182
                                                                                -----------------------      ----------------------
   Cash Disbursements
13        Payments for Inventory
                                                                                -----------------------      ----------------------
14        Selling
                                                                                -----------------------      ----------------------
15        Administrative                                                                   $   386,419                 $   386,419
                                                                                -----------------------      ----------------------
16        Capital Expenditures
                                                                                -----------------------      ----------------------
17        Principal Payments on Debt
                                                                                -----------------------      ----------------------
18        Interest Paid
                                                                                -----------------------      ----------------------
          Rent/Lease:
19              Personal Property
                                                                                -----------------------      ----------------------
20              Real Property
                                                                                -----------------------      ----------------------
          Amount Paid to Owner(s)/Officer(s)
21              Salaries
                                                                                -----------------------      ----------------------
22              Draws
                                                                                -----------------------      ----------------------
23              Commissions/Royalties
                                                                                -----------------------      ----------------------
24              Expense Reimbursements
                                                                                -----------------------      ----------------------
25              Other
                                                                                -----------------------      ----------------------
26        Salaries/Commissions (less employee withholding)                                 $   707,477                 $   707,477
                                                                                -----------------------      ----------------------
27        Management Fees
                                                                                -----------------------      ----------------------
          Taxes:
28              Employee Withholding
                                                                                -----------------------      ----------------------
29              Employer Payroll Taxes                                                     $    31,359                 $    31,359
                                                                                -----------------------      ----------------------
30              Real Property Taxes
                                                                                -----------------------      ----------------------
31              Other Taxes
                                                                                -----------------------      ----------------------
32        Other Cash Outflows:
                                                                                -----------------------      ----------------------
33
                ----------------------------------------------------------      -----------------------      ----------------------
34
                ----------------------------------------------------------      -----------------------      ----------------------
35
                ----------------------------------------------------------      -----------------------      ----------------------
36
                ----------------------------------------------------------      -----------------------      ----------------------
37
                ----------------------------------------------------------      -----------------------      ----------------------
38              Total Cash Disbursements:                                                  $ 1,125,255                 $ 1,125,255
                                                                                -----------------------      ----------------------
39 Net Increase (Decrease) in Cash                                                         $   394,927                 $   394,927
                                                                                -----------------------      ----------------------
40 Cash Balance, Beginning of Period                                                       $ 3,331,091                 $ 3,331,091
                                                                                -----------------------      ----------------------
41 Cash Balance, End of Period                                                             $ 3,726,018                 $ 3,726,018
                                                                                =======================      ======================

                            STATEMENT OF CASH FLOWS
           (Optional) Increase/(Decrease) in Cash and Cash Equivalents
                          For the Month Ended    10/31/01
                                              --------------

      Cash Flows From Operating Activities                                                               Actual        Cumulative
                                                                                                     Current Month   (Case to Date)
                                                                                                     -------------   --------------
1         Cash Received from Sales                                                                     $1,520,182       $1,520,182
                                                                                                    --------------   --------------
2         Rent/Leases Collected
                                                                                                    --------------   --------------
3         Interest Received
                                                                                                    --------------   --------------
4         Cash Paid to Suppliers
                                                                                                    --------------   --------------
5         Cash Paid for Selling Expenses
                                                                                                    --------------   --------------
6         Cash Paid for Administrative Expenses                                                        $  386,419       $  386,419
                                                                                                    --------------   --------------
          Cash Paid for Rents/Leases:
7             Personal Property
                                                                                                    --------------   --------------
8             Real Property
                                                                                                    --------------   --------------
9         Cash Paid for Interest
                                                                                                    --------------   --------------
10        Cash Paid for Net Payroll and Benefits                                                       $  707,477       $  707,477
                                                                                                    --------------   --------------
          Cash Paid to Owner(s)/Officer(s)
11            Salaries
                                                                                                    --------------   --------------
12            Draws
                                                                                                    --------------   --------------
13            Commissions/Royalties
                                                                                                    --------------   --------------
14            Expense Reimbursements
                                                                                                    --------------   --------------
15            Other
                                                                                                    --------------   --------------
          Cash Paid for Taxes Paid/Deposited to Tax Acct.
16            Employer Payroll Tax                                                                     $   31,359       $   31,359
                                                                                                    --------------   --------------
17            Employee Withholdings
                                                                                                    --------------   --------------
18            Real Property Taxes
                                                                                                    --------------   --------------
19            Other Taxes
                                                                                                    --------------   --------------
20        Cash Paid for General Expenses
                                                                                                    --------------   --------------
21
          ------------------------------------------------------------------------------------      --------------   --------------
22
          ------------------------------------------------------------------------------------      --------------   --------------
23
          ------------------------------------------------------------------------------------      --------------   --------------
24
          ------------------------------------------------------------------------------------      --------------   --------------
25
          ------------------------------------------------------------------------------------      --------------   --------------
26
          ------------------------------------------------------------------------------------      --------------   --------------
27            Net Cash Provided (Used) by Operating Activities before Reorganization Items             $  394,927       $  394,927
                                                                                                    --------------   --------------

    Cash Flows From Reorganization Items

28        Interest Received on Cash Accumulated Due to Chp 11 Case
                                                                                                    --------------   --------------
29        Professional Fees Paid for Services in Connection with Chp 11 Case
                                                                                                    --------------   --------------
30        U.S. Trustee Quarterly Fees
                                                                                                    --------------   --------------
31
          ------------------------------------------------------------------------------------      --------------   --------------

32            Net Cash Provided (Used) by Reorganization Items                                         $        0       $        0
                                                                                                    --------------   --------------

33  Net Cash Provided (Used) for Operating Activities and Reorganization Items                         $  394,927       $  394,927
                                                                                                    --------------   --------------

    Cash Flows From Investing Activities

34        Capital Expenditures
                                                                                                    --------------   --------------
35        Proceeds from Sales of Capital Goods due to Chp 11 Case
                                                                                                    --------------   --------------
36
          ------------------------------------------------------------------------------------      --------------   --------------

37            Net Cash Provided (Used) by Investing Activities                                         $        0       $        0
                                                                                                    --------------   --------------

    Cash Flows From Financing Activities

38        Net Borrowings (Except Insiders)
                                                                                                    --------------   --------------
39        Net Borrowings from Shareholders, Partners, or Other Insiders
                                                                                                    --------------   --------------
40        Capital Contributions
                                                                                                    --------------   --------------
41        Principal Payments
                                                                                                    --------------   --------------
42
          ------------------------------------------------------------------------------------      --------------   --------------

43            Net Cash Provided (Used) by Financing Activities                                         $        0       $        0
                                                                                                    --------------   --------------

44  Net Increase (Decrease) in Cash and Cash Equivalents                                               $  394,927       $  394,927
                                                                                                    --------------   --------------

45  Cash and Cash Equivalents at Beginning of Month                                                    $3,331,091       $3,331,091
                                                                                                    --------------   --------------

46  Cash and Cash Equivalents at End of Month                                                          $3,726,018       $3,726,018
                                                                                                    ==============   ==============